SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
             (Exact name of registrant as specified in its charter)


            Nevada                                        85-0113644
(State of other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)


                150 Louisiana N.E., Albuquerque, New Mexico 87108
               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class              Name of each exchange on which
           to be so registered              each class is to be registered


      Common Stock, $.001 par value             American Stock Exchange
      -----------------------------             -----------------------


If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [X].

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [ ].

Securities Act registration statement file number which this form relates:

                  (if applicable)
     -------------

Securities to be registered pursuant to Section 12(g) of the Act:

           None.
     ----------------
     (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Information  respecting  the  shares  of  Common  Stock  to  be  registered
hereunder  is  incorporated  by  reference  to  the  Registrant's   Form  SB-2/A
Registration Statement (File No. 333-12957) (the "Form SB-2/A Registration Statement") under the caption "Description of Securities."

Item 2. Exhibits.

List below all exhibits filed as part of the registration statement:


     Exhibit No.       Description                         Method of Filing
     -----------       -----------                         ----------------
         3.1           Articles of Incorporation                   *

         3.2           Bylaws                                      *

         4             Specimen Common Stock Certificate           *


-------------------

* Incorporated by reference to the Exhibits to the Form SB-2/A Registration Statement.
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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    BOWLIN OUTDOOR ADVERTISING &
                                                    TRAVEL CENTERS INCORPORATED



Dated:  December 8, 1997                By /s/ Michael L. Bowlin
                                           -------------------------------------
                                           Michael L. Bowlin
                                           President and Chief Executive Officer


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